SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 7, 2003

VINTAGE PETROLEUM, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10578	73-1182669

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 West Seventh Street, Tulsa, Oklahoma		74119

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code      (918) 592-0101

Not applicable

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits.

	(c)	Exhibits.

		99	Press release dated May 7, 2003, issued by the Registrant.

Item 9.	Information Being Provided Under Item 12.

On May 7, 2003, the Registrant issued a press release announcing first quarter 2003 earnings results and updating 2003 targets.  A copy of the press release is attached as an exhibit to this Report on Form 8-K.  This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission’s final rule; interim guidance regarding Form 8-K Item 11 and 12 filing requirements (Release No. 34-47583).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VINTAGE PETROLEUM, INC.

Date: May 8, 2003	By:	/s/ MICHAEL F. MEIMERSTORF

Michael F. Meimerstorf Vice President and Controller

Exhibit Index

Exhibit Number	Description

99	Press release dated May 7, 2003, issued by the Registrant.